ADMINISTRATIVE SERVICES AGREEMENT


     THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") by and between SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation, on behalf of its various subsidiaries ("SafeGuard"), and DENTAL SOURCE OF MISSOURI AND KANSAS, INC., a Missouri corporation ("Dental Source"), sets forth the terms pursuant to which SafeGuard and Dental Source agree to the administration of one or more individual and group dental health coverages to be provided to persons eligible for such coverage under dental health benefits programs ("Members") paid for by employers, health and welfare funds, and others ("Group"), and arises out of the following circumstances:

                                    RECITALS:

     A. Dental Source is a Prepaid Dental Plan Organization in the State of Missouri and Kansas that provides or arranges prepaid dental HMO Products for its enrollees in geographically defined service areas ("Service Areas").

     B. SafeGuard, through its subsidiaries, is licensed in various states to provide prepaid dental plan benefits to its enrollees.

     C. SafeGuard desires that Dental Source provide benefits to those SafeGuard Members who reside in Missouri and Kansas based upon SafeGuard contracts that arise outside the State of Missouri and Kansas.

     D. Dental Source desires to provide prepaid dental plan benefits to SafeGuard Members in accordance with the terms and conditions of this Agreement.

     In consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.   PRODUCTS  TO  BE  OFFERED. From time to time SafeGuard will enter into
          -------------------------
a contract with a Group whereby the Group will have employees residing within the State of Missouri and Kansas. Dental Source agrees to provide services to SafeGuard whereby Members will receive prepaid dental plan services from Dental Source through its providers within the State of Missouri and Kansas. The products currently being sold by SafeGuard in Missouri and Kansas are attached to the Stock Purchase Agreement entered into by the parties hereto contemporaneously herewith, at Schedule 5.28 (the "Products"). From time to time, Dental Source may modify, eliminate or add to the Products described in
Schedule 5.28 referred to above upon ninety (90) days advance written notice to SafeGuard of such changes, additions or deletions.

     2.   ADMINISTRATIVE  AND  OTHER  SERVICES.
          ------------------------------------

          2.1  MARKETING.  SafeGuard  may  in  the  ordinary  course of business
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market  the Products in all states in which its subsidiaries are licensed.  From time to time, instances will arise where a Group with whom SafeGuard contracts has Members residing in the State of Missouri and Kansas.


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          2.2  ENROLLMENT.
               ----------

               2.2.1     Enrollment.  Dental  Source  will conduct all necessary
                         ----------
enrollment meetings for Members, and will obtain enrollment cards for those persons to be covered by Dental Source through its relationship with SafeGuard. Dental Source shall maintain all enrollment information on its system.

               2.2.2     Customer  Service.  Dental  Source  shall  perform  all
                         -----------------
necessary customer service to members enrolled in Dental Source through Groups to support the enrollment functions.

               2.2.3     Disclosure  Statements.  Dental  Source  shall  be
                         ----------------------
responsible for producing and distributing disclosure statements reasonably necessary and/or required by law of the State of Missouri and Kansas to be furnished by it to assure the availability of appropriate information for enrollees regarding the dental health care services to be provided to Members by Dental Source.

          2.3  ELIGIBILITY  LISTING.  SafeGuard  shall  provide  Dental  Source
               --------------------
with a monthly list of Members by the 20th day of the month preceding the month of coverage for each month this Agreement is in effect.

          2.4  QUALITY  ASSURANCE  AND  UTILIZATION  REVIEW. Dental Source shall
               --------------------------------------------
have sole responsibility for the resolution of all grievance lodged by Members, all quality assurance, and all utilization review functions as may be required by the State of Missouri and Kansas in connection with Dental Source's license.

          2.5  BILLING  AND  COLLECTION  OF  PREMIUMS.  SafeGuard  shall provide
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all  necessary  services  for  billing  premiums,  reconciling accounts, and the collection of premiums from Groups not domiciled in the State of Missouri and Kansas for the Products.

          2.6  REPORTING.
               ---------

               2.6.1     Complaints.  Any  complaints  received  by  one  party
                         ----------
regarding the service, coverage or benefits provided by the other party, shall be promptly referred to the appropriate party for resolution. Each party will report to the other the nature and disposition of such customer complaints.

               2.6.2     Other  Reports.  Administrative  and  other  services
                         --------------
provided by one party on behalf of the other shall be monitored by the other through reports and other information exchanged between the parties as agreed upon by the parties from time to time.

          2.7  TAXES.  Dental  Source  shall  be  responsible  for reporting and
               -----
paying all required state premium income and other taxes, assessments and regulatory fees for Members enrolled in Missouri and Kansas.

3.   COMPENSATION  AND  PAYMENT.  SafeGuard  shall  pay  Dental  Source
     --------------------------
seventy-five percent (75%) of the premiums that SafeGuard receives from its groups for coverage of Members for the Products sold by SafeGuard and for which Dental Source provides services to SafeGuard Members enrolled in Missouri and


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Kansas.  Such  payment  shall  be  due and payable by SafeGuard to Dental Source within ten (10) days after Dental Source submits an invoice to SafeGuard for the services provided herein. Dental Source shall be responsible for paying all of its own administrative expenses in connection with each Member enrolled, but shall not be responsible for any broker commission that may be required to be paid in connection with any contract for a Group through which such Members are enrolled.

     4.   PROVIDERS.  Dental  Source  agrees  to  maintain  a  panel  of'
          ---------
participating dental providers consisting of general dentists and specialists ("Providers") that is reasonable adequate to service the need of the Members. Dental Source shall be solely responsible for the payment of all provider compensation of any kind and nature due to Providers as a result of members covered under this agreement. Dental Source shall also be responsible for all Provider credentialing as may be required under applicable state law. A copy of the initial Dental Source Provider list is attached hereto marked Exhibit B. Not less frequently than fifteen (15) days following the end of each calendar quarter, or within fifteen (15) days after request by SafeGuard, Dental Source shall provide to SafeGuard a current list of Providers.

     5.   TERM  AND  TERMINATION.  This  Agreement  shall  commence  on  the
          ----------------------
Effective  Date as set forth below, shall remain in effect for a period of three
(3) years unless terminated earlier upon: (a) SafeGuard's failure to pay Dental Source, within ten (10) days after written notice from Dental Source, the compensation set forth in Paragraph 3, or (b) a material breach by a party of its obligations hereunder, and such breach is not cured by the party within thirty (30) days after written notice thereof. Termination of this Agreement shall not terminate the rights or liabilities of either party to perform its obligations to the other party or the obligations of Dental Source to Members pursuant to a contract for any Product with a Group, for those obligations arising during the term of this Agreement.

     6.   ARBITRATION.  If  any  dispute  relating  to  this  Agreement  or
          -----------
administration thereof arises which cannot be resolved to the satisfaction or SafeGuard and Dental Source, the Parties shall submit the dispute to binding arbitration. The arbitrators are not bound by any rule of law, except that the arbitration will be conducted under the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration shall be conducted in Orange County, California. The parties shall share fees and expenses of the arbitrator. The prevailing party in such arbitration shall be entitled to receive as part of the arbitrator's award, attorneys' fees and costs.

     7.   INSOLVENCY/CESSATION  AND  OPERATIONS.  In  addition to the provisions
          ------------------------------------
of Paragraph 5 above, this Agreement shall terminate immediately if: (a) SafeGuard becomes insolvent or ceases operations; or (b) Dental Source becomes insolvent or ceases operations in Missouri or Kansas. Insolvency or insolvent shall mean a final determination made by either (a) a court of competent jurisdiction that SafeGuard or Dental Source is insolvent; or (b) the insurance authorities of an appropriate jurisdiction declare SafeGuard or Dental Source insolvent.

     8.   LITERATURE  AND  PUBLICITY.  No  party  will distribute any literature
          --------------------------
or  other  material  or  release  any  publicity or information relating to this


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Agreement  without  the other party's prior written consent, which consent shall not  be  unreasonably  withheld,  delayed  or  conditioned.

     9.   EXCLUSIVE  AGREEMENT.  For  the  term  of  the  Agreement,  SafeGuard
          --------------------
agrees to utilize Dental Source exclusively to provide the services described herein to SafeGuard Members in the State of Missouri and Kansas. Dental Source may contract with other health care plans and may provide benefits directly to members in Missouri and Kansas notwithstanding this Agreement. SafeGuard agrees not to offer for sale or sell any prepaid dental plan in the State of Missouri and Kansas for the term of this Agreement.

     10.  CONFIDENTIALITY.  The  parties  will  maintain  a  free  exchange  of
          ---------------
information regarding matters relating to this Agreement. Each party will notify the other of any complaints, inquiries, or litigation with respect to matters related to this Agreement and shall cooperate and assist in the defense of such matters. Each party shall allow the other to audit such parties records related to this Agreement. All information provided by one party to the other hereunder shall be treated by the other party, its agents, officers, employees and representatives, in a confidential manner, and in compliance with all applicable state and federal laws. Each party agrees to prevent the unauthorized disclosure of any such information. Each party agrees to keep confidential all non-public information regarding the other party or its activities that it obtains pursuant to this Agreement. Further, each party agrees to maintain the confidentiality of individual medical records and related information as required by each party's established policies and practices or required by law. Each party may, however, disclose otherwise confidential information to any state or federal regulatory agency when required by law. Any breach of the terms of this covenant shall be deemed a material breach of this Agreement. In the event of any such breach, the aggrieved party shall be entitled to seek an injunction restraining the other from disclosing any confidential information, and to pursue any other legal remedies available to such party for any actual or threatened breach. This covenant regarding confidentiality shall survive the termination of this Agreement.

     11.  INSURANCE.  Each  party,  at  its sole expense, shall maintain in full
          ---------
force and effect, insurance to provide at least the following protection: (a) bodily injury and property damage with limits of not less than One Million Dollars ($1,000,000); and (b) errors and omissions liability which Dental Source will use its best efforts to obtain during the term of the Agreement with limits to be determined by mutual agreement by the parties hereto; (c) multi-perils all risk insurance including contents, and valuable papers with limits of not less than One Million Dollars ($1,000,000); workers' compensation and unemployment insurance of types and levels required by applicable laws and regulations.

     12.  ACCESS  TO  BOOKS  AND  RECORDS.  Each  party  shall make available to
          ------------------------------
the other all of its books and records relating to this Agreement, and to any regulatory agency having jurisdiction over the parties for the purpose of inspection, examining and copying: (a) at all reasonable times, (b) in a form maintained in accord with the general standards applicable to such book or record keeping, and for the duration of this Agreement plus thirty-six (36) months, or, if longer, as required by applicable state law.


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     13.  MISCELLANEOUS  PROVISIONS.
          -------------------------

          13.1 AMENDMENT.  This  Agreement  may  be  amended  only  by  written
               ---------
agreement  signed  by  both  parties  hereto.

          13.2 AUTHORIZATION  OF  AGREEMENT.  All  parties  represent  and
               ----------------------------
warrant, each to the other, that the execution and delivery of this Agreement has, if such is required, been duly authorized by all necessary action of their respective shareholders, partners, owners or governing boards, as the case may be.

          13.3 COSTS.  Except  or  otherwise  provided  in  this Agreement, each
               -----
party shall bear the cost of its legal, accounting, consulting and other services necessary to comply with its duties and obligations under this Agreement.

          13.4 COUNTERPARTS.  This  Agreement  may  be  executed  simultaneously
               ------------
in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          13.5 ENTIRE  AGREEMENT.  This  Agreement  (together  with any exhibits
               ----------------
attached hereto) constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment, as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s).

          13.6 FORCE  MAJEURE.  Neither  party  shall  be liable or be deemed in
               -------------
breach of this Agreement for any failure or delay of performance which results, directly or indirectly, from acts of God, civil or military authority, public disturbance, accidents, fires, or any other cause beyond the reasonable control of either party.

          13.7 FURTHER  ASSURANCES.  The  parties  hereto,  at any time and from
               ------------------
time to time, will execute and deliver such further instruments and take such further action as may reasonably be requested by the other party hereto in order to cure any defects in the execution and delivery of, or to comply with or accomplish, the covenants and agreements contained in this Agreement.

          13.8 GOVERNING  LAW.  The  validity,  interpretation  and  performance
               -------------
of this Agreement shall be governed by and constructed in accordance with the laws of the State of Missouri.

          13.9 HEADINGS.  The  headings  of  this  Agreement  are  inserted  for
               --------
convenience only and are not to be considered in the interpretation of this Agreement. They shall not in any way limit the scope or modify the substance or context of any sections of this Agreement.

          13.10  NO  ASSIGNMENTS.  This  Agreement  may  not  be  assigned  by
                 ---------------
either  party  without  the  prior  written  consent  of  the  other  party.


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          13.11  NOTICES.  Notices  regarding  this  Agreement  shall  be  sent
                 -------
certified  mail,  return  receipt  requested  and shall be addressed as follows:


Dental Source:                                SafeGuard:
Dental Source of Missouri and Kansas, Inc.    SafeGuard Health Enterprises, Inc.
11777 Katy Freeway, Suite 405                 95 Enterprise, Suite 100
Houston, TX 77029                             Aliso Viejo, CA 92656-2605
Attention:  James A. Taylor, President and    Attention:  Ronald I. Brendzel,
            Chief Executive Officer                       Senior Vice President
            Fax: (713) 493-6599                           and General Counsel
                                                          Fax: (949) 425-4586

With a copy to (which shall not constitute notice)

Gardere Wynne Sewell LLP
1601 Elm Street
Dallas, TX 75201-4761
Attn: Roman J. Kupchynsky II
Fax:  (214) 999-3528


          13.12  RELATIONSHIP  OF  PARTIES.  Nothing  contained  in  this
                 -------------------------
Agreement shall constitute or be construed to be or to create a partnership, joint venture or other such relationship between the parties. Neither party to this Agreement shall use the name of the other party to this Agreement in any promotional or advertising material without prior approval of the other party. This Agreement shall not constitute an endorsement by one party of the other party to this Agreement.

          13.13  RIGHTS  OF  THIRD  PARTIES.  The  parties  do  not  intend, and
                 --------------------------
nothing in this Agreement shall be deemed, to give any person other than the parties hereto any right or interest based on this Agreement. The parties reserve the right to amend this Agreement by mutual consent or to terminate it without notice to or consent of any person not a party to this Agreement.

          13.14  WAIVER.  No  delay  or  omission  by  either  party  to  this
                 ------
Agreement in the exercise or enforcement of any of its powers or rights hereunder shall constitute a waiver of such power or right. A waiver by either party of any provision of this Agreement must be in writing and signed by such party, and shall not imply subsequent waiver of that or any other provision.


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     IN  WITNESS  WHEREOF,  the  Undersigned  have  caused  this Agreement to be executed  effective  as  of  November  1,  2001  (the  "Effective  Date").



                                 DENTAL SOURCE:

                                 Dental Source of Missouri and
                                 Kansas, Inc., a Missouri corporation



                                 By:  /s/  James A. Taylor
                                      ------------------------------
                                      JAMES A. TAYLOR, President and
                                      Chief Executive Officer


                                 SAFEGUARD:

                                 Safeguard  Health  Enterprises,
                                 Inc.,  a  Delaware  corporation




                                 By: /s/ John F. Steen
                                    --------------------------------
                                   JOHN F. STEEN, Vice President and
                                   Chief Development Officer




                                 By: /s/ Ronald I. Brendzel
                                    ---------------------------------
                                    RONALD I. BRENDZEL, Senior Vice
                                    President and Secretary


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